                                                                    EXHIBIT 99.1


[INTERVOICE LOGO]                                                   NEWS RELEASE
CONTACTS
Intervoice, Inc.
Rob-Roy J. Graham
Chief Financial Officer
+1 (972) 454-8712

42-02
                   INTERVOICE ANNOUNCES SECOND QUARTER RESULTS
                  Conference call on October 4 at 2:30 p.m. CDT

DALLAS, TEXAS --OCTOBER 3, 2002 -- Intervoice, Inc. (Nasdaq:INTV), announced today that sales during the second quarter of its fiscal 2003, which ended August 31, 2002, were $35.6 million. Earnings before interest, taxes, depreciation and amortization (EBITDA), when adjusted for $10.1 million of previously announced special charges booked during the quarter, including inventory write-downs, expected losses on customer contracts and severance and facility shut-down expenses, was a loss of $2.1 million, or $0.06 per share. The Company's net loss during the quarter, including special charges, was $16.3 million or $0.48 per share.

"Our cash performance during the quarter was stronger than anticipated with $6.1 million in positive free cash flow during the quarter. As a result, we ended the quarter with $20.1 million cash on hand." said Rob Graham, the Company's CFO. "Our better than expected cash flow was the result of our receipt of $7.9 million in tax refunds and our continued concentration on balance sheet management and cost controls. Our receivables days sales outstanding (DSO's) were 82 days, and we reduced our gross inventories by $8.0 million."

"The second quarter was very challenging," said David Brandenburg, the Company's Chairman and CEO. "Looking forward, we will emphasize sales and backlog growth, and we will continue to manage our balance sheet and monitor our organization for further cost reduction opportunities to lower our breakeven points."

The Company has scheduled a conference call for Friday, October 4 at 2:30 p.m. Central Daylight Time to discuss its second quarter results and its outlook for the future. To participate in the call, dial 913-981-5509, confirmation code 350400. A replay of the call will be available at the Company's web site: www.intervoice.com.

This press release contains forward-looking statements which are based on Company management's current beliefs. Readers are cautioned to read the risks and uncertainties described in the Company's filings with the Securities and Exchange Commission. These risks and uncertainties could cause actual results to vary materially from the forward-looking statements in this press release.

ABOUT INTERVOICE

With more than 21,000 systems deployed around the globe, Intervoice is the world leader in converged voice and data solutions providing the applications, tools and infrastructure that enable enterprises and carriers to attract and retain customers and promote profitability. Omvia(TM), Intervoice's open, standards-based product suite, is transforming the way people and information connect. Omvia offers speech-enabled IVRs and applications, multimedia and network-grade portals, wireless application gateways, and enhanced services such as unified messaging, short messaging services (SMS), voicemail, prepaid services and interactive alerts. Intervoice is headquartered in Dallas with offices in Europe, the Middle East, South America, and Asia Pacific. For more information, visit www.intervoice.com.

                                Intervoice, Inc.
                           Consolidated Balance Sheets


                                                                            (In Thousands, Except Share and Per Share Data)
ASSETS                                                                             August 31, 2002   February 28, 2002
                                                                                   ---------------   -----------------
                                                                                     (Unaudited)

Current Assets
     Cash and cash equivalents                                                       $     20,131      $     17,646
     Trade accounts receivable, net of allowance for
         doubtful accounts of $3,578 in fiscal 2003 and
         $3,492 in fiscal 2002                                                             32,543            40,783
     Inventory                                                                             16,461            27,524
     Prepaid expenses and other current assets                                              6,710             6,152
     Deferred income taxes                                                                  1,063               819
                                                                                     ------------      ------------
                                                                                           76,908            92,924
                                                                                     ------------      ------------
Property and Equipment
     Building                                                                              16,883            19,530
     Computer equipment and software                                                       31,123            30,379
     Furniture, fixtures and other                                                          2,747             2,328
     Service equipment                                                                      8,963             7,902
                                                                                     ------------      ------------
                                                                                           59,716            60,139
     Less allowance for depreciation                                                       37,324            33,787
                                                                                     ------------      ------------
                                                                                           22,392            26,352
Other Assets
     Intangible assets, net of amortization of $28,563 in
         fiscal 2003 and $31,752 in fiscal 2002                                            29,940            37,439
     Goodwill, net of accumulated amortization of
         $7,672 in fiscal 2002                                                              3,401            16,500
     Other assets                                                                           1,754             2,153
                                                                                     ------------      ------------
                                                                                     $    134,395      $    175,368
                                                                                     ============      ============

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities
     Accounts payable                                                                $     15,794      $     22,661
     Accrued expenses                                                                      18,205            14,988
     Customer deposits                                                                      8,499             5,963
     Deferred income                                                                       27,043            24,426
     Current portion of long term borrowings                                                4,056             6,000
                                                                                     ------------      ------------
                                                                                           73,597            74,038
Long term borrowings, net of current portion                                               19,241            23,980
Other long term liabilities                                                                 1,482             1,916

Stockholders' Equity
     Preferred Stock, $100 par value--2,000,000
         shares authorized: none issued
     Common Stock, no par value, at nominal
         assigned value--62,000,000 shares
         authorized: 34,077,307 issued and
         outstanding in fiscal 2003, 34,029,180
         issued and outstanding in fiscal 2002                                                 17                17
     Additional capital                                                                    65,082            61,725
     Retained earnings (deficit)                                                          (21,124)           19,618
     Accumulated other comprehensive loss                                                  (3,900)           (5,926)
                                                                                     ------------      ------------
         Stockholders' equity                                                              40,075            75,434
                                                                                     ------------      ------------
                                                                                     $    134,395      $    175,368
                                                                                     ============      ============

                                Intervoice, Inc.
                      Consolidated Statements of Operations
                                   (Unaudited)

                                                                   (In Thousands, Except Per Share Data)
                                                            Three Months Ended                     Six Months Ended
                                                       ------------------------------      ------------------------------
                                                        August 31,        August 31,        August 31,        August 31,
                                                           2002              2001              2002              2001
                                                       ------------      ------------      ------------      ------------

Sales
     Systems                                           $     17,905      $     42,455      $     39,540      $     80,897
     Services                                                17,708            22,034            34,489            45,098
                                                       ------------      ------------      ------------      ------------
                                                             35,613            64,489            74,029           125,995
                                                       ------------      ------------      ------------      ------------
Cost of goods sold
     Systems                                                 17,099            21,287            33,217            39,429
     Services                                                 7,626            10,139            14,297            19,789
                                                       ------------      ------------      ------------      ------------
                                                             24,725            31,426            47,514            59,218
                                                       ------------      ------------      ------------      ------------
Gross margin
     Systems                                                    806            21,168             6,323            41,468
     Services                                                10,082            11,895            20,192            25,309
                                                       ------------      ------------      ------------      ------------
                                                             10,888            33,063            26,515            66,777

Research and development expenses                             6,518             7,060            12,523            14,623
Selling, general and administrative expenses                 18,401            18,919            36,094            38,534
Amortization of goodwill and acquisition
     related intangible assets                                1,776             3,435             3,552             6,788
                                                       ------------      ------------      ------------      ------------

Income (loss) from operations                               (15,807)            3,649           (25,654)            6,832

Other income (expense)                                         (716)              451              (764)              956
Interest expense                                             (1,555)           (1,224)           (3,020)           (2,565)
                                                       ------------      ------------      ------------      ------------
Income (loss) before taxes and the cumulative
     effect of a change in accounting principle             (18,078)            2,876           (29,438)            5,223
Income taxes (benefit)                                       (1,806)            1,151            (4,487)            2,090
                                                       ------------      ------------      ------------      ------------

Income (loss) before the cumulative effect
     of a change in accounting principle                    (16,272)            1,725           (24,951)            3,133
Cumulative effect on prior years of a
     change in accounting principle                              --                --           (15,791)               --
                                                       ------------      ------------      ------------      ------------

Net income (loss)                                      $    (16,272)     $      1,725      $    (40,742)     $      3,133
                                                       ============      ============      ============      ============

Per Basic Share:
Income (loss) before the cumulative effect of
     a change in accounting principle                  $      (0.48)     $       0.05      $      (0.73)     $       0.09
Cumulative effect on prior years of
     a change in accounting principle                            --                --             (0.47)               --
                                                       ------------      ------------      ------------      ------------
Net income (loss)                                      $      (0.48)     $       0.05      $      (1.20)     $       0.09
                                                       ============      ============      ============      ============

Per Diluted Share:
Income (loss) before the cumulative effect of
     a change in accounting principle                  $      (0.48)     $       0.05      $      (0.73)     $       0.09
Cumulative effect on prior years of
     a change in accounting principle                            --                --             (0.47)               --
                                                       ------------      ------------      ------------      ------------
Net income (loss)                                      $      (0.48)     $       0.05      $      (1.20)     $       0.09
                                                       ============      ============      ============      ============

                                Intervoice, Inc.
                      Consolidated Statements of Cash Flows
                                   (Unaudited)

                                                                                       (In Thousands)
                                                                        Three Months Ended           Six Months Ended
                                                                     -------------------------    ------------------------
                                                                     August 31,     August 31,    August 31,    August 31,
                                                                         2002          2001         2002           2001
                                                                     -----------    ----------    ----------    ----------

Operating Activities
     Income (loss) before the cumulative effect of a
         change in accounting principle                               $ (16,272)   $   1,725    $ (24,951)   $   3,133
     Adjustments to reconcile income (loss) before the cumulative effect of a change in accounting principle to net cash
         provided by operating activities:
     Depreciation and amortization                                        4,290        6,843        8,466       13,289
     Other changes in operating activities                               23,776         (611)      26,617       (5,412)
                                                                      ---------    ---------    ---------    ---------
Net cash provided by operating activities                                11,794        7,957       10,132       11,010

Investing Activities
     Purchases of property and equipment                                 (1,847)      (1,793)      (2,448)      (3,167)
     Proceeds from sale of assets                                            --           --        1,852           --
                                                                      ---------    ---------    ---------    ---------
Net cash used in investing activities                                    (1,847)      (1,793)        (596)      (3,167)

Financing Activities
     Paydown of debt                                                     (3,980)      (3,783)     (29,980)      (9,567)
     Debt issuance costs                                                   (386)          --       (2,018)          --
     Borrowings                                                              --           --       24,000           --
     Exercise of stock options                                               42        1,551          130        2,117
                                                                      ---------    ---------    ---------    ---------
Net cash used in financing activities                                    (4,324)      (2,232)      (7,868)      (7,450)

Effect of exchange rates on cash                                            515          105          817           (4)
                                                                      ---------    ---------    ---------    ---------

Increase in cash and cash equivalents                                     6,138        4,037        2,485          389

Cash and cash equivalents, beginning of period                           13,993       12,253       17,646       15,901
                                                                      ---------    ---------    ---------    ---------

Cash and cash equivalents, end of period                              $  20,131    $  16,290    $  20,131    $  16,290
                                                                      =========    =========    =========    =========

                                Intervoice, Inc.
           Consolidated Statements of Changes in Stockholders' Equity
                                   (Unaudited)



                                              (In Thousands, Except Share Data)
                                           Common Stock                                 Accumulated Other
                                     ------------------------  Additional    Retained     Comprehensive
                                       Shares       Amount       Capital     Earnings          Loss          Total
                                     -----------  -----------  -----------  ----------- -----------------  -----------
Balance at February 28, 2002          34,029,180  $        17  $    61,725  $    19,618   $    (5,926)     $    75,434

Net loss                                      --           --           --      (40,742)           --          (40,742)

Foreign currency translation
     adjustment                               --           --           --           --         1,834            1,834

Valuation adjustment of
     interest rate swap
     hedge, net of tax effect
     of $(118)                                --           --           --           --           192              192

Exercise of stock options                 48,127           --          130           --            --              130

Tax benefit from exercise of
     stock options                            --           --        2,171           --            --            2,171

Issuance of warrants                          --           --        1,056           --            --            1,056
                                     -----------  -----------  -----------  -----------   -----------      -----------
Balance at August 31, 2002            34,077,307  $        17  $    65,082  $   (21,124)  $    (3,900)     $    40,075
                                     ===========  ===========  ===========  ===========   ===========      ===========

                                Intervoice, Inc.
                  Reconciliation of Net Loss to Adjusted EBITDA
                      For the Quarter Ended August 31, 2002


                                                     ($000s)         Per Share
                                                  ------------      ------------
Net loss                                          $    (16,272)     $      (0.48)
Add back EBITDA elements
     Interest                                            1,555              0.05
     Taxes                                              (1,806)            (0.05)
     Depreciation and amortization                       4,290              0.13
                                                  ------------      ------------
EBITDA                                                 (12,233)            (0.36)
Add back proforma adjustments                           10,115              0.30
                                                  ------------      ------------
Adjusted EBITDA                                   $     (2,118)     $      (0.06)
                                                  ============      ============


Basic shares used in per share calculation:       34,067


Recap of Proforma Adjustments to Operations          COGS           R&D            SG&A          TOTAL
---------------------------------------------     ----------     ----------     ----------     ----------
Severance payments and related benefits           $      847     $      406     $    1,562     $    2,815
Facility closure                                          --             --            388            388
Write down of excess inventories                       2,240             --             --          2,240
Costs associated with loss contracts                   4,672             --             --          4,672
                                                  ----------     ----------     ----------     ----------
     Total                                        $    7,759     $      406     $    1,950     $   10,115
                                                  ==========     ==========     ==========     ==========